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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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/ /	Soliciting Material Pursuant to §240.14a-12
AAMES FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AAMES FINANCIAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 21, 2002

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Aames Financial Corporation (the "Company") will be held at the Omni Hotel, 251 S. Olive Street, Los Angeles, California 90012, on Thursday, November 21, 2002, at 9:00 a.m., Los Angeles time, for the following purposes:

1.
To elect four Series B Directors to hold office for one year and until such directors' successors are elected;

2.
To elect two Class II Common Stock directors to hold office for three years and until such directors' successors are elected;

3.
To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003; and

4.
To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

        Only stockholders of record of the Company at the close of business on October 25, 2002 are entitled to notice of and to vote at the Meeting and adjournment(s) thereof.

        All stockholders are cordially invited to attend the Meeting in person. However, to ensure your representation at the Meeting, we urge you to complete, sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person, even though he or she has returned a proxy.

                      By Order of the Board of Directors

                      John F. Madden, Jr.
                       Secretary

Los Angeles, California
October 28, 2002

AAMES FINANCIAL CORPORATION
350 S. Grand Avenue, 43rd Floor
Los Angeles, California 90071
(323) 210-5000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 21, 2002

Introduction

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Aames Financial Corporation, a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held at the Omni Hotel, 251 S. Olive Street, Los Angeles, California 90012, at 9:00 a.m., Los Angeles Time, on Thursday, November 21, 2002, and at any adjournment(s) thereof.

        It is anticipated that the 2002 Annual Report and this Proxy Statement and the accompanying proxy will be mailed to stockholders on or about October 29, 2002.

        At the Meeting, the stockholders of the Company will vote upon: (i) the election of four Series B Directors for terms of one year each; (ii) the election of two Class II Common Stock directors for terms of three years each; (iii) the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003; and (iv) such other matters as may properly come before the Meeting and any and all adjournments thereof.

        A proxy for use at the Meeting is enclosed. Any stockholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted (i) in favor of the election of the nominees for Series B director set forth herein; (ii) in favor of the election of the nominees for Class II Common Stock director set forth herein; (iii) in favor of the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants; and (iv) if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

        The expenses of preparing, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. It is contemplated that the proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to stockholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies if management determines it advisable.

VOTING SECURITIES

        The close of business on October 25, 2002 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. As of the Record Date, 6,483,161 shares of the common stock, par value $0.001 per share (the "Common Stock"), no shares of the Company's Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), 26,704,000 shares of the Company's Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), 20,185,496 shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock") and 60,020,393 shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock") (the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are together referred to as the "Senior Preferred Stock") were issued and outstanding.

        As of such date, the Company had approximately 204 holders of record of its Common Stock, one holder of record of its Series B Preferred Stock, 57 holders of record of its Series C Preferred Stock and 8 holders of record of its Series D Preferred Stock.

        A majority of the outstanding shares of the Company entitled to vote, including one-third of the total number of shares of Series B Preferred Stock, one-third of the total number of shares of Series C Preferred Stock and one-third of the total number of Series D Preferred Stock, must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. A stockholder is entitled to cast one vote for each share of Common Stock, 0.2 votes for each share of Series B Preferred Stock, one vote for each share of Series C Preferred Stock and one vote for each share of Series D Preferred Stock held on the Record Date on each proposal with regard to which he or she is entitled to vote, except for matters which one or more series of Senior Preferred Stock is entitled to vote separately as a class or series, in which case each share of Senior Preferred Stock shall be entitled to one vote.

        The election of each of the Series B Nominees requires the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock. Holders of Common Stock, Series C Preferred Stock and Series D Preferred Stock are not entitled to vote in the election of the Series B Nominees.

        The election of the Class II Nominees requires the affirmative vote of a majority of the votes cast by holders of Common Stock and Series B Preferred Stock who are present and voting (either in person or by proxy) at the Meeting, voting together as a single class. Holders of Series C Preferred Stock and Series D Preferred Stock are not entitled to vote in the election of the Class II Nominees.

        Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003 requires the affirmative vote of a majority of the votes cast by holders of outstanding shares of Common Stock and Senior Preferred Stock which are present (either in person or by proxy) at the Meeting, voting together as a single class.

        Abstentions and broker non-votes will be counted as present for the purpose of determining if a quorum is present. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and will be prohibited from exercising discretionary authority to vote those securities.

        With respect to the election of Class II Nominees, which requires a majority of the votes cast, only proxies indicating votes "For all nominees," or those proxies and ballots that do not withhold authority to vote for any such nominee, are counted to determine the total number of votes cast, and proxies that withhold authority to vote for such nominees as well as broker non-votes are not counted. Therefore, proxies and ballots that withhold authority to vote for such nominees, as well as broker non-votes, have no effect on the outcome of the election. With respect to the ratification of the

Company's independent accountants and the adoption of all other proposals, which are decided by a majority of the shares present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "For," "Against" or "Abstain" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted. Thus abstentions have the same effect as a vote against a proposal but broker non-votes have no effect on the outcome of the proposal.

ELECTION OF DIRECTORS

        The Bylaws provide that the Board of Directors shall consist of no fewer than three and no more than nine members as determined from time to time by the Board of Directors. The Board of Directors currently consists of nine directors divided into two groups. One group consists of four directors who are elected by the holders of the Series B Preferred Stock (the "Series B Directors") and the other group consists of five directors who are elected by the holders of the Common Stock and the holders of the Series B Preferred Stock, voting as a single class (the "Common Stock Directors"). The Common Stock Directors are further divided into three classes with staggered terms: Class I, consisting of two Directors, with terms expiring in 2003, Class II, consisting of two Directors, with terms expiring at the meeting, and Class III, consisting of one Director, with a term expiring in 2004 (which is a nominee of Specialty Finance Partners (a partnership controlled by Capital Z Financial Services Fund, II, L.P. and together with Specialty Finance Partners, referred to herein as "Capital Z"), the Company's largest stockholder. At each annual meeting of stockholders, all of the Series B Directors are elected for one-year terms and Common Stock Directors constituting one of the classes of Common Stock Directors with staggered terms are elected for three-year terms.

Series B Preferred Stock Directors

        The Company has agreed to nominate four designees of the holders of Series B Preferred Stock to be elected as the Series B Directors at each annual meeting of stockholders. The nominees for election as Series B Directors identified below have been designated by Capital Z.

        At the Meeting, the Series B Nominees will be elected for terms expiring at the next Annual Meeting of Stockholders. Series B Directors may be removed without cause by the vote of a majority of the holders of Series B Preferred Stock then entitled to vote, voting together as a single class.

        Unless otherwise instructed, the Proxy holders will vote the Proxies received for the nominees named below. If the nominee(s) are unable or unwilling to serve as directors at the time of the Meeting or any adjournment thereof, the Proxies will be voted for such other nominee as shall be designated by the holders of Series B Preferred Stock to fill any vacancy. The Company has no reason to believe that such nominees will be unwilling or unable to serve if elected as directors.

        The election of each of the Series B Nominees requires the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock. Holders of Common Stock, Series C Preferred Stock and Series D Preferred Stock are not entitled to vote in the election of the Series B Nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES:

                  Daniel C. Lieber
                  Mani A. Sadeghi
                  Robert A. Spass
                  Joseph R. Tomei

        If elected, the nominees are expected to serve until the next Annual Meeting of Stockholders. The election of each of the nominees for Series B Director requires the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock. Since Capital Z owns all of the outstanding Series B Preferred Stock, the election of the nominees for Series B Directors at the Meeting is assured. Therefore, since the Series B Directors and the Class III Common Stock Director are all affiliates of Capital Z, Capital Z will occupy five of the nine positions on the Company's Board of Directors, and thus will be able to control the management and operations of the Company.

Class II Common Stock Directors

        At the Meeting, the Class II Nominees will be elected for a term expiring at the 2005 Annual Meeting of Stockholders. The Common Stock Directors may be removed only for cause with the vote of a majority of the votes entitled to be cast by the holders of Common Stock and Series B Preferred Stock.

        Unless otherwise instructed, the Proxy holders will vote the Proxies received for the nominees named below. If the nominees are unable or unwilling to serve as a director at the time of the Meeting or any adjournment thereof, the Proxies will be voted for such other nominee as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that the Class II Nominees will be unwilling or unable to serve if elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES:

                  Dr. Jenne K. Britell
                  Stephen E. Wall

        If elected, the Class II Nominees are expected to serve until the 2005 Annual Meeting of Stockholders. The election of the Class II Nominees requires the affirmative vote of a majority of votes entitled to be cast by the holders of Common Stock and Series B Preferred Stock who are present (either in person or by proxy) at the Meeting, voting as a single class. Holders of Series C Preferred Stock and Series D Preferred Stock are not entitled to vote in the election of the Class II Nominees.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

Information with Respect to Nominees, Continuing Directors and Executive Officers

        The following table sets forth information with respect to the nominees, continuing directors and executive officers of the Company as of the Record Date. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. There is no family relationship between any director and any executive officer of the Company.

Name	Age	Position	Year Term Expires
NOMINEES:
Dr. Jenne K. Britell	60	Director	2002
Daniel C. Lieber	39	Director	2002
Mani A. Sadeghi	39	Director and Chairman of the Board	2002
Robert A. Spass	46	Director	2002
Joseph R. Tomei	33	Director	2002
Stephen E. Wall	60	Director	2002
CONTINUING DIRECTORS:
David H. Elliott	60	Director	2003
A. Jay Meyerson	55	Director and Chief Executive Officer	2003
Eric C. Rahe	33	Director	2004
OTHER EXECUTIVE OFFICERS:
John F. Madden, Jr.	41	Senior Vice President, General Counsel and Secretary
Michael J. Matthews(1)	41	Executive Vice President — National Retail Sales and Marketing
Ronald J. Nicolas, Jr.	43	Executive Vice President — Finance and Chief Financial Officer
Neil J. Notkin	43	Executive Vice President — Wholesale Lending
Daniel H. Relf	59	Executive Vice President — National Loan Servicing
Geoffrey F. Sanders	53	Executive Vice President and Chief Credit Officer
Jon D. Van Deuren(2)	50	Senior Vice President — Finance and Chief Accounting Officer

(1)
Mr. Matthews was appointed Executive Vice President—National Retail Sales and Marketing on June 17, 2002.

(2)
Mr. Van Deuren was appointed Chief Accounting Officer on August 14, 2001.

Nominees

        JENNE K. BRITELL, Ph.D., was elected a Director in June 2001. Dr. Britell is currently Chairman of the Board of Directors and Chief Executive Officer of Structured Ventures, Inc. Previously, Dr. Britell held several senior positions at GE Capital, including President and Chief Executive Officer of GE Capital Mortgage Services, Inc. Prior to joining GE Capital, Dr. Britell was Executive Vice President, Chief Lending Officer, and General Manager, Mortgage Banking, of Dime Bancorp. Dr. Britell serves as a Director of Crown Cork & Seal Company, Inc. and Lincoln National Corporation.

        DANIEL C. LIEBER was most recently elected a Director of the Company in November 2001 and has served as a Director since June 2001. Mr. Lieber is currently a Vice President of Capital Z Management, LLC, the management company of Capital Z ("Capital Z Management"), and has held this position since July 2001. Mr. Lieber has also acted as a Principal of Equifin Capital Management, LLC, a management partner of Capital Z, which provides private equity investment management and advisory services ("Equifin Capital"), since November 1998. From August 1997 to October 1998, Mr. Lieber was a Senior Vice President of Business Development of AT&T Capital / Newcourt Credit Group. Mr. Lieber serves as a Director of Lending Tree, Inc., a Capital Z portfolio company.

        MANI A. SADEGHI was most recently elected a Director of the Company in November 2001 and has served as a Director since February 1999. Mr. Sadeghi was appointed interim Chief Executive Officer of the Company in May 1999 and served until October 1999. Mr. Sadeghi is currently a Partner and Vice President of Capital Z Management and has held these positions since July 2001. Mr. Sadeghi has also acted as Chief Executive Officer of Equifin Capital since June 1998. From September 1996 to February 1998, Mr. Sadeghi served in various executive positions at AT&T Capital Corporation, culminating in his role as a Group President.

        ROBERT A. SPASS was most recently elected a Director of the Company in November 2001 and has served as a Director since July 2000. Mr. Spass is currently Chairman of the Board of Directors and Partner of Capital Z Management and has held these positions since July 1998. Also, Mr. Spass is currently the Managing Partner of Insurance Partners I, L.P. Mr. Spass serves as a Director of Universal American Financial Corporation, CERES Group, Inc., Highlands Insurance Group and Lending Tree, Inc.

        JOSEPH R. TOMEI was most recently elected a Director of the Company in November 2001 and has served as a Director since December 2000. Mr. Tomei is currently a Vice President of Capital Z Management and has held this position since July 2001. Mr. Tomei has also acted as a Director of Equifin Capital since July 1998. From January 1995 to June 1998, Mr. Tomei served was Co-General Manager and Chief Financial Officer of AT&T Capital Automotive Services.

        STEPHEN E. WALL was elected a Director of the Company in February 2001. Mr. Wall served in various capacities with KeyCorp and its predecessors from 1970 through 1999 when he retired. At the time of his retirement, Mr. Wall was Executive Vice President of KeyCorp and the Chairman of the Board of Directors, President and Chief Executive Officer of Key Bank National Association.

Continuing Directors

        DAVID H. ELLIOTT was elected a Director of the Company in December 1999. Mr. Elliot served as Chairman of the Board of Directors of MBIA Inc. from 1994 until his retirement in 1999 and as Chief Executive Officer of MBIA Inc. and MBIA Insurance Corporation from 1992 until his retirement in 1999. Mr. Elliott serves as a Director of Alpha Star Insurance Group, LTD.

        A. JAY MEYERSON has served as the Company's Chief Executive Officer since his appointment in October 1999. Mr. Meyerson was elected a Director of the Company in November 1999. From January 1997 to October 1999, Mr. Meyerson was a managing director with KPMG, LLP's national financial services consulting practice. From 1994 to 1997 Mr. Meyerson served as the Chief Executive Officer and Chairman of the Board of Directors of KeyBank USA, the national consumer finance business subsidiary of KeyCorp.

        ERIC C. RAHE was most recently elected a Director of the Company in November 2001 and has served as a Director since February 1999. Mr. Rahe is currently a Partner and Vice President of Capital Z Management and has held these positions since August 1998. From August 1996 to July 1998, Mr. Rahe served as a Vice President of Insurance Partners Advisors, a private equity fund focused on the insurance industry.

Other Executive Officers

        JOHN F. MADDEN, JR. has served as the Company's Senior Vice President, General Counsel and Secretary since October 1999. Mr. Madden joined the Company in September 1995 and has served as Assistant General Counsel and Associate General Counsel.

        MICHAEL J. MATTHEWS has served as the Company's Executive Vice President—National Retail Sales and Marketing since June 2002. Prior to joining the Company, Mr. Matthews held various senior executive positions at Associates First Capital Corporation since 1981. Most recently, he served as Executive Vice President of Associates Home Equity Services, the largest nation-wide retail operating unit in The Associates Home Equity organization, from 1998 to 2001.

        RONALD J. NICOLAS, JR. has served as the Company's Executive Vice President—Finance and Chief Financial Officer since April 2001. Prior to joining the Company, Mr. Nicolas served as Executive Vice President and Group Finance Executive of the Retail, Internet, Operations and Information Technology Divisions at KeyCorp and as Executive Vice President and Chief Financial Officer of Key Bank USA, KeyCorp's consumer finance subsidiary since 1993.

        NEIL J. NOTKIN has served as the Company's Executive Vice President—Wholesale Lending since January 1999. Prior to that time, Mr. Notkin served as the Company's National Sales Director for the Company's wholesale division from August 1996 to January 1999.

        DANIEL H. RELF has served as the Company's Executive Vice President—National Loan Servicing since joining the Company in 1995.

        GEOFFREY F. SANDERS has served as the Company's Executive Vice President and Chief Credit Officer since February 1999. Prior to joining the Company Mr. Sanders was Senior Vice President and Director of Portfolio Risk Management for H.F. Ahmanson, the parent company of Home Savings of America, from 1989 through December 1998.

        JON D. VAN DEUREN has served as the Company's Chief Accounting Officer since August 2001. Mr. Van Deuren joined the Company in December 1998 as Senior Vice President—Finance. From December 1995 until joining the Company, Mr. Van Deuren served as the Chief Operating Officer of Burke, Williams & Sorensen, LLP. Prior thereto, Mr. Van Deuren served as the Chief Financial Officer of Guardian Bancorp and before that was a partner with KPMG, LLP.

Executive Officers Involvement in Certain Legal Proceedings

        Mr. Notkin is subject to a cease and desist order with the Office of Thrift Supervision that restricts his future involvement in any federally insured depository institution.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        The Board of Directors held a total of five meetings during the fiscal year ended June 30, 2002. Among its committees, the Board of Directors maintains an Audit Committee, a Compensation Committee and a Stock Option Committee. During the fiscal year ended June 30, 2002, each director attended at least 75% of the meetings of the Board of Directors and Committees on which he or she served.

        The Audit Committee met four times, the Compensation Committee met three times and the Stock Option Committee met two times during the fiscal year ended June 30, 2002. The Board of Directors and the various committees take some actions by written consent in lieu of meetings.

        The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent accountants, discussing the scope and results of the audit with the accountants, discussing the Company's financial accounting and reporting principles and the adequacy of the Company's financial controls with the independent accountants and the Company's management, discussing the results of internal audits with management and reviewing and evaluating the Company's accounting policies and internal accounting controls. The Audit Committee's written charter, as amended by the Audit Committee and approved by the Board of Directors in September 2002, is attached as Appendix A hereto.

        The Compensation Committee reviews, approves and recommends to the Board of Directors all compensation plans for officers with the title of Senior Vice President and above as well as approves and authorizes as to employees, grants under the Corporation's stock option plan. See "Report of the Compensation Committee on Executive Compensation." In addition, a Stock Option Committee has been established with the authority to grant options to those officers of the Company subject to reporting pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). Grants made by the Stock Option Committee are subject to ratification by the Compensation Committee.

        At fiscal year-end June 30, 2002, the members of the Audit Committee were Dr. Britell and Messrs. Elliott and Wall, the members of the Compensation Committee were Messrs. Lieber, Sadeghi, and Wall and the members of the Stock Option Committee were Messrs. Elliott and Wall.

Report of the Compensation Committee

        The Board of Directors delegated to the Compensation Committee the responsibility for developing and administering policies which govern the total compensation program for the Named Executive Officers (as defined under "Executive Compensation") of the Company. The Committee also administered the Company's stock option plan. During the 2002 fiscal year, executive compensation for the Company was administered by the Compensation Committee. The Compensation Committee currently consists of Messrs. Lieber, Sadeghi and Wall, with Mr. Sadeghi serving as the Chairman of the committee. None of the members of the Compensation Committee are, or were full-time, salaried officers or employees of the Company during the 2002 fiscal year end.

        The goal of the Company's executive compensation program is to retain, motivate and reward management through the compensation policies and awards, while aligning their interests more closely with that of the Company and stockholders. In furtherance of this goal, the program consists of three main components: (1) base salary; (2) bonuses which are either discretionary or based on individual and Company performance; and (3) stock options to provide long-term incentives for performance and to align executive officer and stockholder interests.

        The following report of the Compensation Committee of the Board of Directors shall not be deemed to be incorporated by reference into any previous filing by the Company under either the Securities Act of 1933, as amended ("Securities Act"), or the Exchange Act, that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

EXECUTIVE COMPENSATION—OTHER THAN CHIEF EXECUTIVE OFFICER

        Base salaries for the Named Executive Officers were established by the Compensation Committee based on the recommendations of management which considered, and applied subjectively as appropriate, individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills were in demand or were marketed to other companies or industries and internal and external comparability. Base salaries for other executive officers were established by the Chief Executive Officer who applies the same criteria.

        Performance bonuses are paid to Named Executive Officers based upon their successful performance of both personal and departmental or divisional goals and the goals of the Company. Named Executive Officers develop their personal and departmental or divisional goals with the Chief Executive Officer which are approved by the Compensation Committee. The Company goals are determined by the Chief Executive Officer and the Compensation Committee. Company performance goals for 2002 are based upon the Company's ability to achieve certain levels of profitability.

        The Compensation Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, from time to time, the Company has granted key employees stock options pursuant to the Company's stock option arrangements. The Committee granted options upon the recommendations of management. As of June 30, 2002, the Company's Named Executive Officers held options to acquire 6,085,962 shares of the Company's Common Stock.

EXECUTIVE COMPENSATION—CHIEF EXECUTIVE OFFICER

        In addition to his base salary, the Chief Executive Officer is entitled to receive a bonus of up to $625,000 for the period from January 2002 through December 2002. The amount of the bonus is to be determined by the Chief Executive Officer's success in achieving both personal and Company goals as developed by the Chief Executive Officer and the Compensation Committee. Company performance goals for Calendar 2002 are generally based upon the Company's ability to achieve certain levels of profitability. In addition, the Company will pay the Chief Executive Officer's monthly rent of $2,745, and applicable taxes, through January 31, 2003.

DIRECTOR COMPENSATION

        The Company's current policy provides mandatory grants of nonqualified stock options to each director who is not an employee of the Company. Each director is entitled to an award of stock options to purchase 50,000 shares of stock upon initial election or appointment and an additional 50,000 shares at the conclusion of each annual meeting of the Company's stockholders at which the director still serves as a director of the Company.

STATEMENT REGARDING TAX POLICY COMPLIANCE

        Section 162(m) of the Code limits the deductible allowable to the Company for compensation paid to the chief executive officer and each of the four other most highly compensated executive officers to $1.0 million. Under certain circumstances, the Compensation Committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits. Neither the Chief Executive Officer nor any of the Named Executive Officers received compensation in excess of $1.0 million in fiscal year 2002.

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. We reviewed and discussed with management the audited financial statements contained in the Company's fiscal year 2002 Annual Report. Also, we reviewed with Ernst & Young LLP, who is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, we have discussed with Ernst & Young LLP, its independence from management and the Company including matters set forth in the written disclosures required by Independence Standards Board Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

        We discussed with Ernst & Young LLP the overall scope and plans of their audits. We met with Ernst & Young LLP, as the Company's independent auditors, with and without management present, to discuss results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee met four times during the fiscal year ended June 30, 2002.

        Relying on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Form 10-K for the fiscal year ended June 30, 2002, for filing with the SEC.

        The Company's Audit Committee consists entirely of directors who meet the independence standards set forth in Section 301 of the Sarbanes-Oxley Act. The Audit Committee members are Dr. Britell and Messrs. Elliot and Wall, with Mr. Wall serving as the Chairman of the committee.

Fees of principal accountant:

        The following table sets forth the aggregate fees billed by Ernst & Young LLP to the Company during the year ended June 30, 2002:

Audit fees	$522,000	(1)
Financial information systems design and implementation fees	$0
All other fees	$600,000	(2)

        The Audit Committee has considered whether the provision of non-audit services provided by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

(1)
For services rendered in connection with the review of the Company's quarterly consolidated financial statements and the core audit of the Company's annual consolidated financial statements for 2002.

(2)
This amount consists of $244,000 paid for tax consulting and compliance work and $356,000 paid for securitization due diligence, review of various SEC filings, accounting assistance and other matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Capital Z

        On December 23, 1998, the Company entered into the Preferred Stock Purchase Agreement with Capital Z, as amended (the "1999 Preferred Stock Purchase Agreement"), which provided for an equity investment by Capital Z and its designees. In February 1999, Capital Z provided an equity investment of $75.0 million in exchange for 26,704,000 shares of Series B Preferred Stock at $1.00 a share and 9,659,200 shares of Series C Preferred Stock at a $5.00 a share (Series C Preferred Stock amount is adjusted for splits). Pursuant to the 1999 Preferred Stock Purchase Agreement, the Company entered into an Agreement For Management Advisory Services with Equifin Management (the "Equifin Agreement"), pursuant to which the Company is obligated to pay to Equifin Management, a quarterly management advisory fee of $250,000 for a period of five years.

        In August 1999 and October 1999 Capital Z provided two additional equity investments of $25.0 million and approximately $20.8 million, respectively, in exchange for 9,168,147 shares of Series C Preferred Stock at $5.00 (adjusted for splits).

        In July 2000, pursuant to a Preferred Stock Purchase Agreement, dated May 19, 2000 (the "2000 Preferred Stock Purchase Agreement"), with the Company, Capital Z provided an additional equity investment of $50.0 million and in exchange received 58,023,529 shares of Series D Preferred Stock at $0.85 per share and a warrant to purchase five million shares of Series D Preferred Stock at $0.85.

        Each of Messrs. Lieber, Rahe, Sadeghi, Spass and Tomei, Directors of the Company, has a direct or indirect interest in Capital Z and its affiliates.

Director and Executive Mortgage Loans

        During the most recent year, the Company made mortgage loans to Messrs. Lieber, Nicolas and Sanders at interest rates generally prevailing in the market place. All loans made to directors and executive officers were fully amortized, 15- or 30-year loans with no prepayment penalties and were underwritten to the Company's underwriting guidelines in effect at the time of the loan. These directors and executive officers were not charged any loan fees except for those fees or costs charged by third parties. The following table summarizes information about (i) mortgage loans made to executive officers and directors during the most recent fiscal year and (ii) mortgage loans owned by the Company that were made to executive officers and directors in prior fiscal years:

Name and Title	Loan Origination Date	Original Principal Amount	Highest Balance During Fiscal Year End June 30, 2002	Current Balance as of June 30, 2002	Interest Rate
Daniel C. Lieber Director(1)	2/8/2002	$300,700	$300,700	—	6.375%
John F. Madden, Jr. Senior Vice President General Counsel and Secretary(3)	2/2/1999	$350,000	$339,904	$335,099	6.7%
Ronald J. Nicolas, Jr. Executive Vice President — Finance and Chief Financial Officer(1)	8/3/2001	$720,000	$720,000	—	6.0%
Geoffrey F. Sanders Executive Vice President and Chief Credit Officer(1)(2)	10/5/2001	$400,000	$400,000	—	6.0%
Joseph R. Tomei Director(3)	5/17/1999	$337,550	$329,986	$325,836	6.7%

(1)
This loan was sold on the secondary market and is no longer owned or serviced by the Company.

(2)
This loan was made to the Sanders/ Kalie Revocable Trust, of which Mr. Sanders is a co-trustee and beneficiary.

(3)
This loan was securitized in Aames Capital Corporation's, a wholly owned subsidiary of the Company, Mortgage Trust 1999-1, of which the Company retains a residual interest.

Executive Officer Preferred Stock Loans

        In August 1999, the Company entered into management investment agreements with some members of senior management pursuant to which those members of management purchased 211,940 shares of Series C Preferred Stock (adjusted for stock splits). In August 2000, the Company entered into a Management Investment Agreement with A. Jay Meyerson pursuant to which Mr. Meyerson purchased 588,234 shares of Series D Preferred Stock (Mr. Meyerson and the other management investors are collectively referred to as the "Management Investors"). The Company financed the purchase of some or all of the purchase price of the stock with a loan to each Management Investor that did not otherwise purchase their stock for cash. The loans to the Management Investors are secured by the shares of Series C Preferred Stock and Series D Preferred Stock that were purchased subject to Management Investment Agreements at an interest rate of 6.5%. The following Management Investors purchased the following amounts of Series C Preferred Stock and Series D Preferred Stock and financed the purchase, if applicable as noted:

Name	Number of Shares Purchased		Total Purchase Price	Amount of Loan	Current Balance as of June 30, 2002(3)	Highest Balance During Fiscal Year(3)
A. Jay Meyerson	588,234	(2)	$500,000	$249,999	$279,791	$279,791
Neil J. Notkin	30,000	(1)	$150,000	$150,000	$176,638	$176,638
Daniel H. Relf	20,000	(1)	$100,000	$50,000	$55,990	$55,990
Geoffrey F. Sanders	12,000	(1)	$60,000	$30,000	$30,735	$30,735
Former Executive Officer:
C. John Kohler(4)	20,000	(1)	$100,000	$50,000	$53,780	$53,780

(1)
Series C Preferred Stock

(2)
Series D Preferred Stock

(3)
Balance includes accrued but unpaid interest.

(4)
Mr. Kohler was an executive officer of the Company during the fiscal year ended June 30, 2002, but not an executive officer of the Company on June 30, 2002.

PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of September 20, 2002, certain information relating to the ownership of the Common Stock which includes shares of Common Stock issuable upon the exercise of stock options and warrants and conversion of Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Directors and certain of its executive officers and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has sole voting and investment power with respect to the shares beneficially owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date. On September 20, 2002, there were outstanding 6,482,761 shares of Common Stock, 26,704,000 shares of Series B Preferred Stock (representing the right to convert into 5,340,800 shares of Common Stock), 20,185,896 shares of Series C Preferred Stock and 60,020,393 shares of Series D Preferred Stock.

Title of Class	Name and Address	Shares		Percent of Class
Common Stock	Specialty Finance Partners 54 Thompson Street New York, New York 10012	88,784,189	(1)	93.2%
Common Stock	Neil B. Kornswiet(2)	356,865		5.5%
Common Stock	Dr. Jenne K. Britell(3)	40,000	(4)	*
Common Stock	David H. Elliott(3)	61,000	(5)	*
Common Stock	C. John Kohler(3)(6)	20,000	(7)	*
Common Stock	Daniel C. Lieber	0	(8)	*
Common Stock	William Massey(3)(6)	0		*
Common Stock	A. Jay Meyerson(3)	2,318,234	(9)	26.3%
Common Stock	Ronald J. Nicolas, Jr.(3)	210,000	(4)	3.1%
Common Stock	Neil J. Notkin(3)	430,779	(10)	6.2%
Common Stock	Eric C. Rahe	3,735	(8)(11)	*
Common Stock	Daniel H. Relf(3)	341,279	(12)	5.0%
Common Stock	Mani A. Sadeghi	0	(8)	*
Common Stock	Geoffrey F. Sanders(3)	241,000	(13)	3.6%
Common Stock	Robert A. Spass	36,830	(8)(11)	*
Common Stock	Joseph R. Tomei	0	(8)	*
Common Stock	Stephen E. Wall(3)	40,000	(4)	*

Common Stock	All executive officers, directors and nominees as a group (18 persons)	4,091,002	(14)	38.7%
Series B Preferred Stock(16)	Specialty Finance Partners 54 Thompson Street New York, New York 10012	26,704,000	(17)	100.00%
Series C Preferred Stock(15)	Specialty Finance Partners 54 Thompson Street New York, New York 10012	18,827,346		93.3%
Series C Preferred Stock(15)	C. John Kohler	20,000		*
Series C Preferred Stock(15)	Neil J. Notkin	30,000		*
Series C Preferred Stock(15)	Daniel H. Relf	20,000		*
Series C Preferred Stock(15)	Geoffrey F. Sanders	12,000		*
Series C Preferred Stock(15)	All executive officers, directors and nominees as a group (18 persons)	82,000		*
Series D Preferred Stock(15)	Specialty Finance Partners 54 Thompson Street New York, New York 10012	63,823,529	(18)	98.2%
Series D Preferred Stock(15)	A. Jay Meyerson	588,234		*
Series D Preferred Stock(15)	All executive officers, directors and nominees as a group (18 persons)	588,234		*

*
Less than one percent.

(1)
Includes 5,340,800 shares of Common Stock issuable upon conversion of 26,704,000 shares of Series B Preferred Stock, 18,827,346 shares of Common Stock issuable upon conversion of 18,827,346 shares of Series C Preferred Stock, 63,823,529 shares of Common Stock issuable upon conversion of 63,823,529 shares of Series D Preferred Stock (which amount includes the exercise of a warrant to purchase 5,000,000 shares of Series D Preferred Stock), 532,514 shares of Common Stock issuable upon conversion of $41,616,000 principal amount of the Company's 5.5% Convertible Subordinated Debentures due 2006 at $78.15 per share of Common Stock and 260,000 shares of Common Stock underlying options held by Capital Z Management LLC, an affiliate of SFP, which are currently exercisable or which will become exercisable within 60 days of September 20, 2002.

(2)
The address for Mr. Kornswiet is in the care of Quinn Emanuel, 865 S. Figueroa Street, 10th Floor, Los Angeles, California 90017, Attn: D. M. Rawlings.

(3)
The address of each individual is in care of the Company at 350 S. Grand Avenue, 43rd Floor, Los Angeles, California 90071.

(4)
Represents shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002.

(5)
Includes 60,000 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002.

(6)
Messrs. Kohler and Massey were executive officers of the Company during the fiscal year ended June 30, 2002, but were not executive officers of the Company on June 30, 2002.

(7)
Includes 20,000 shares of Common Stock underlying the conversion of shares of Series C Preferred Stock.

(8)
Directors received grants of options to purchase 50,000 shares under the Company's 1999 Stock Option Plan upon initial election or appointment as a director and an additional 50,000 shares at the conclusion of each annual meeting of stockholders. However, Messrs. Lieber, Rahe Sadeghi, Spass and Tomei assigned these options to Capital Z Management LLC, an affiliate of SFP. Each of Messrs. Lieber, Rahe Sadeghi, Spass and Tomei has disclaimed beneficial ownership of the Preferred Stock held by Capital Z Management LLC. The address of each individual is in care of Capital Z Partners, 54 Thompson Street, New York, New York 10012.

(9)
Represents 1,730,000 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002. Additional options could vest based on the price performance of the Company's Common Stock. Includes 588,234 shares of Common Stock underlying the conversion of shares of Series D Preferred Stock.

(10)
Includes 400,779 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002. Additional options could vest based on the price performance of the Company's Common Stock. Includes 30,000 shares of Common Stock underlying the conversion of shares of Series C Preferred Stock.

(11)
Represents shares of Common Stock underlying warrants which are currently exercisable.

(12)
Includes 320,779 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002. Additional options could vest based on the price performance of the Company's Common Stock. Includes 20,000 shares of Common Stock underlying the conversion of shares of Series C Preferred Stock.

(13)
Includes 229,000 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002. Additional options could vest based on the price performance of the Company's Common Stock. Includes 12,000 shares of Common Stock underlying the conversion of shares of Series C Preferred Stock.

(14)
Includes 3,420,768 shares of Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days of September 20, 2002. Additional options could vest based on the price performance of the Company's Common Stock. Includes 670,234 shares of Common Stock underlying the conversion of shares of Series C Preferred Stock, Series D Preferred Stock and warrants to purchase Common Stock.

(15)
These shares of Preferred Stock are convertible into shares of Common Stock on a one-to-one basis and are included in the Common Stock shares and percent of class figures for such holder.

(16)
Specialty Finance Partners holds 100% of the issued and outstanding Series B Preferred Stock.

(17)
These shares of Preferred Stock are convertible into 5,340,800 shares of Common Stock and are included in the Common Stock shares and percent of class figures for such holder.

(18)
Includes 5.0 million shares of Series D Preferred Stock issuable upon conversion of warrants.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years or accrued within the current fiscal year as to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company who served in such capacity at the end of the last fiscal year (the "Named Executive Officers"):

			Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/SARs (#)	All Other Compensation ($)
A. Jay Meyerson Chief Executive Officer	2002 2001 2000		350,000 350,000 240,628	500,000 400,000 0	77,460 69,474 64,782	(1) (1) (1)	250,000 3,000,000 600,000	0 0 0
Ronald J. Nicolas, Jr. Executive Vice President—Finance and Chief Financial Officer	2002 2001 2000	(5)	225,000 42,614 N/A	200,000 25,000 N/A	123,844 N/A	(2) (3)	150,000 400,000 N/A	6,000 0 0	(4)
Neil J. Notkin Executive Vice President Wholesale Loan Production	2002 2001 2000		200,000 200,000 200,000	395,910 320,637 188,698	82,645	(3) (2) (3)	50,000 557,966 100,000	5,118 4,106 1,600	(4) (4) (4)
Dan H. Relf Executive Vice President	2002 2001 2000		200,000 183,667 152,000	150,000 100,000 48,650		(3) (3) (3)	50,000 407,966 100,000	0 0 0
Geoffrey F. Sanders Executive Vice President and Chief Credit Officer	2002 2001 2000		200,000 200,000 200,000	150,000 125,000 35,000		(3) (3) (3)	50,000 300,000 70,000	6,000 5,100 1,600	(4) (4) (4)
Former Executive Officers:
C. John Kohler(6) Executive Vice President Capital Markets	2002 2001 2000		173,462 220,000 190,833	220,000 185,000 36,250		(3) (3) (3)	50,000 614,000 70,000	6,000 4,125 0	(4) (4)
William C. Massey(6) Executive Vice President Retail Loan Production	2002 2001 2000	(7)	175,000 160,416 N/A	175,000 397,450 N/A	N/A	(3) (3)	50,000 300,000 N/A	6,000 4,220 N/A	(4) (4)

(1)
Consists of relocation benefits of $67,988, $60,002, and $64,782 paid by the Company during the 2002, 2001 and 2000 fiscal years, respectively. Also consists of life insurance premiums of $9,472 paid by the Company for Mr. Meyerson's benefit in 2002 and 2001 fiscal years, respectively.

(2)
Consists of relocation benefits and applicable taxes paid by the Company.

(3)
The aggregate amount of all perquisites and personal benefits received by each of the Named Executive Officer was not in excess of $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive Officer.

(4)
Consists of employer contributions to the Company's Section 401(k) plan for the benefit of the individual.

(5)
Mr. Nicolas joined the Company in April 2001.

(6)
Mr. Kohler and Mr. Massey were not executive officers of the Company on June 30, 2002. Messrs. Kohler and Massey are no longer employees of the Company and their respective stock option grants, including those grants received during the fiscal year ended June 30, 2002, expired unexercised.

(7)
Mr. Massey was appointed to serve as the Company's Executive Vice President of Retail Loan Production in January 2001.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 2002 to the Named Executive Officers:

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Shares Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price Per Share	Market Price On Date of of Grant(2)
Name					Expiration Date
						5%	10%
A. Jay Meyerson	250,000	17.1%	$0.85	$0.49	2/5/2012	$0	$105,233
Ronald J. Nicolas, Jr.	150,000	10.3%	$0.85	$0.49	2/5/2012	$0	$63,140
Neil J. Notkin	50,000	3.4%	$0.85	$0.49	2/5/2012	$0	$21,047
Daniel H. Relf	50,000	3.4%	$0.85	$0.49	2/5/2012	$0	$21,047
Geoffrey F. Sanders	50,000	3.4%	$0.85	$0.49	2/5/2012	$0	$21,047
Former Executive Officers:
C. John Kohler(3)	50,000	3.4%	$0.85	$0.49	N/A	N/A	N/A
William C. Massey(3)	50,000	3.4%	$0.85	$0.49	N/A	N/A	N/A

(1)
The potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to the applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Company's Common Stock.

(2)
The last reported sale price of the Common Stock on www.marketwatch.com on February 5, 2002.

(3)
Messrs. Kohler and Massey were executive officers of the Company during the fiscal year ended June 30, 2002, but were not executive officers of the Company on June 30, 2002. Messrs. Kohler and Massey are no longer employees of the Company and their respective stock option grants, including those grants received during the fiscal year ended June 30, 2002, expired unexercised.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES (1)

        The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended June 30, 2002 and the value of options held at fiscal year end.

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable				Value of All Unexercised In-the-Money Options at Fiscal Year-End(2) Exercisable/Unexercisable
A. Jay Meyerson	0	0	1,610,000	/	2,240,000		$0/$0
Ronald J. Nicolas, Jr.	0	0	190,000	/	360,000		$0/$0
Neil J. Notkin	0	0	293,186	/	414,780		$0/$0
Daniel H. Relf	0	0	239,186	/	318,810		$0/$0
Geoffrey F. Sanders	0	0	172,000	/	248,000		$0/$0
Former Executive Officers:
C. John Kohler	0	0			N/A	(3)	N/A
William C. Massey	0	0			N/A	(3)	N/A

(1)
All amounts shown in this table have been adjusted to reflect stock splits.

(2)
Based upon the last reported sale price of the Common Stock of $0.68, as reported on www.marketwatch.com on June 28, 2002, less the option exercise price.

(3)
Messrs. Kohler and Massey were executive officers of the Company during the fiscal year ended June 30, 2002, but were not executive officers of the Company on June 30, 2002. Messrs. Kohler and Massey are no longer employees of the Company and their respective stock option grants, including those grants received during the fiscal year ended June 30, 2002, expired unexercised.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from the Company's reporting persons that, except for those individuals identified below, they have complied with the relevant filing requirements, the Company believes that, during the year ended June 30, 2002.

        Mr. Elliot inadvertently failed to timely file one Section 16 report for a stock option grant received in December 2000. Mr. Elliot filed a Form 5 on August 14, 2002 disclosing this grant. Mr. Madden inadvertently failed to timely file one Section 16 report for stock option grants received in August 2000 and February 2001. Mr. Madden filed a Form 5 on August 14, 2002 disclosing these grants. Mr. Meyerson inadvertently failed to timely file one Section 16 report for a stock option grant received in December 2000. Mr. Meyerson filed a Form 5 on August 14, 2002 disclosing this grant. Mr. Notkin inadvertently failed to timely file two Section 16 reports, one report for a stock option grant received in February 2002 and one report for stock option grants received in August 2000 and February 2001. Mr. Notkin filed a Form 5 on August 15, 2002 disclosing these grants. Mr. Relf inadvertently failed to timely file one Section 16 report for stock option grants received in August 2000 and February 2001. Mr. Relf filed a Form 5 on August 14, 2002 disclosing these grants. Mr. Sanders inadvertently failed to timely file one Section 16 report for stock option grants received in August 2000 and February 2001. Mr. Sanders filed a Form 5 on August 14, 2002 disclosing these grants.

Employment and Severance Agreements

        Each of the Named Executive Officers are participants in the Company's Executive Severance Plan (the "Executive Severance Plan") which generally entitles the participant to six months continuation of salary, provided that required conditions for payment are satisfied.

        A. Jay Meyerson entered into an employment agreement, effective October 25, 1999 and amended February 5, 2001. The employment agreement had an initial three year term and provides automatic renewals for successive one-year terms unless the Board of Directors provides 120-day advance written notice prior to the end of a term. Pursuant to an amended employment agreement, Mr. Meyerson will receive (i) a minimum salary of $350,000 per year ("Base Salary"), subject to annual review by the Board of Directors, (ii) a bonus of up to $625,000, based upon the achievement of individual and Company goals, as determined by the Compensation Committee, for the period through December 31, 2002, and for each calendar year thereafter, (iii) four weeks of paid vacation, (iv) options to purchase 600,000 shares of the Company's Common Stock at $5.00 (adjusted to reflect the one-for-five reverse common stock split), (iv) monthly rent of $2,745 and applicable taxes, through January 31, 2003, (v) other benefits under the Company's savings, pension and retirement plans and other benefit plans or programs maintained by the Company for the benefit of its executives, and (vi) reimbursement of reasonable business expenses incurred in accordance with the Company's policies.

        Pursuant to the employment agreement, Mr. Meyerson is entitled to receive, upon termination of the employment agreement: (i) at the end of the applicable term and by the Company upon notification of disability or for cause or by Mr. Meyerson for reasons other than Good Reason (as defined in the employment agreement), the Base Salary through the final date of active employment, plus any accrued but unused vacation pay, (ii) by Mr. Meyerson, for Good Reason (as defined in the employment agreement) or by the Company for reasons other than Cause or disability, the Base Salary in effect at the time of termination for a period of twelve months following termination (the "Severance Term") plus either continued coverage under the Company's health and other insurance programs and including specifically cash payments in equal to the amount of the premium for a $1 million life insurance policy or a lump sum payment equal to the present value of such health benefits for the Severance Term ("Termination Severance") or (iii) following a Change in Control of the Company (as defined in the Company's 1999 Stock Option Plan) at a price per share of the Company's Common Stock in excess of $2.50 per share by Mr. Meyerson for Good Reason (as defined in the employment agreement) or by the Company for reasons other than Cause or disability, the Base Salary in effect at the time of termination for a period of thirty months following termination (the "Change in Control Severance Term") plus either continued coverage under the Company's health and other insurance programs and including specifically the $1 million life insurance policy or a lump sum payment equal to the present value of such health benefits for the Change in Control Severance Term ("Change in Control Severance"). Both the Termination Severance and the Change in Control Severance are subject to offset equal to any amounts owed by Mr. Meyerson to the Company and the amount of any compensation for services earned by Mr. Meyerson on account of any employment or self-employment during the first twelve months after termination.

        Mr. Ronald J. Nicolas, Jr. is a party to a Change of Control Agreement with the Company, effective April 23, 2001. Pursuant to the Change of Control Agreement, in the event that Mr. Nicolas's employment is terminated (a) by the Company or its successor(s) in interest for any reason other than for cause within one year following a Change in Control of the Company (as defined in the Change of Control Agreement), or (b) by Mr. Nicolas for any reason within six months following a Change in Control of the Company, the Company shall continue to pay Mr. Nicolas his base salary for a period of twelve months following the date of termination of Mr. Nicolas's employment.

Section 401(k) Plan

        The Company has a tax-qualified cash or deferred profit sharing plan (the "401(k) Plan") covering all employees over the age of 21 who have completed six months of service with the Company prior to a plan entry date. Pursuant to the 401(k) Plan, eligible employees may make salary deferral (before-tax) contributions of up to 15% of their compensation per plan year up to a specified maximum contribution as determined by the Internal Revenue Service. The 401(k) Plan also includes provisions which authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401(k) Plan. Beginning in January 2002, for each dollar contributed by plan participants up to 6% of the participant's income up to a specified maximum, the Company makes discretionary contribution of $.50 up to a maximum contribution of $6,000. The trustees under the 401(k) Plan invest the assets of each participant's account in selected investment options at the direction of such participant.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the NYSE Stock Market (US Companies) Index and the Index for NYSE/AMEX/NASDAQ Stocks (SIC 6160-6169 US Companies) Mortgage Bankers and Brokers for the period commencing July 1, 1995 and ending on June 30, 2002. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AAMES FINANCIAL CORPORATION
THE NYSE COMPOSITE INDEX AND A PEER GROUP

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT ACCOUNTANTS

        Ernst & Young LLP audited the consolidated balance sheets of the Company at June 30, 2002 and 2001, and the related statement of operations, changes in stockholders' equity and cash flows, for the fiscal years ended June 20, 2002, June 30, 2001 and June 30, 2000 (collectively, the "Financial Statements"). Ernst & Young LLP's reports on the Financial Statements did not contain adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        The Board of Directors has appointed Ernst & Young LLP to serve as independent accountants of the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2003. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

        The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants will require the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock and Senior Preferred Stock, who are present (either in person or by Proxy) at the Meeting, voting as a single class.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

PROPOSALS OF STOCKHOLDERS

        The Company must receive all shareholder proposals at its executive offices by June 6, 2003, in order for those proposals to be included in the Company's proxy statement relating to the 2003 Annual Meeting. Please address your proposals to Aames Financial Corporation, 350 S. Grand Ave., 43rd Floor, Los Angeles, California 90071, Attention: Corporate Secretary. If the Company receives any shareholder proposal at its executive offices after June 6, 2003, but before August 20, 2003, the proposal will not be included in the Company's proxy statement but may be presented at the meeting. For the shareholder proposals presented at the meeting, but not included in the related proxy materials, the Board of Directors will confer discretionary authority on the holders of proxies to vote the shares on the proposal.

        Nothing in this section shall be deemed to require the Company to include in its proxy materials relating to the 2003 Annual Meeting, any shareholder proposal which does not meet all of the requirements for inclusion established by the United States Securities and Exchange Commission and the Company's By-Laws in effect at that time.

OTHER MATTERS

        The Board of Directors is not aware of any matter to be acted upon at the Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the Meeting, however, the Proxy holders will vote thereon in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

        The Company's 2002 Annual Report to Stockholders, which includes the Company's Form 10-K for the fiscal year ended June 30, 2002, is being mailed together with this proxy statement.

DATED: October 28, 2001	ON BEHALF OF THE BOARD OF DIRECTORS

John F. Madden, Jr. Secretary

APPENDIX A

AAMES FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER
As amended September 17, 2002

INTRODUCTION

        Responsibilities.    The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

        Independence Standard.    The members of the Audit Committee shall meet the independence and experience requirements set forth in Section 301 of the Sarbanes-Oxley Act and the Securities and Exchange Commission ("SEC"). The Audit Committee must be composed of at least three members and shall be appointed by the Board of Directors.

        Authority.    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to conduct investigations and advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

        Meetings.    The Audit Committee will meet at least four times during the fiscal year.

        Reports.    The Audit Committee shall make regular reports to the Board of Directors.

SPECIFIC RESPONSIBILITIES OF AUDIT COMMITTEE

Review Procedures

1.
Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval and publish this Charter at least every three years in accordance with SEC regulations.

2.
Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3.
Review an analysis prepared by management and the independent auditor of significant financial reporting issues, changes in accounting principles, and judgments made in connection with the preparation of the Company's financial statements.

4.
Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

5.
Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Independent Auditors

6.
Responsible for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the audit committee.

7.
Pre-approve all services provided by the independent auditor, subject to a de minimus exception.

8.
Receive periodic formal written reports from the independent auditor regarding the auditor's independence delineating all relationships between the auditor and the Company, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

9.
Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

10.
Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

11.
Meet and confer with the Company's senior auditing executive and the independent auditor to ascertain the Company's compliance with applicable legal requirements and its code of conduct for employees.

12.
Meet with management to ascertain the Company's compliance with applicable legal requirements and its code of conduct for employees.

13.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the quality of the company's accounting principles. This would include such matters as the consistency of the Company's accounting policies and their application and the clarity and completeness of the Company's financial statements and related disclosures.

14.
Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. This review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

Internal Audit Department, Legal Compliance and Other Responsibilities

15.
Review the appointment and replacement of the senior internal auditing executive.

16.
Review the Annual Audit Plan, changes in plan, scope of activities, organizational structure, and qualifications of the internal audit department, as needed. Review Internal Audit Department responsibilities and staffing.

17.
Review the significant reports to management prepared by the internal auditing department and management's responses.

18.
Review the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19.
Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct, as applicable.

20.
Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.
Review with the Company's General Counsel an annual compliance report regarding adherence to state and federal regulatory issues.

22.
Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

23.
Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by employees regarding questionable accounting or auditing matters.

24.
Engage independent counsel and other advisors, as deemed necessary.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles.

PROXY
(Common Stock)

AAMES FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
November 21, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned holder(s) of Common Stock of Aames Financial Corporation, a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 21, 2002, at Omni Hotel, 251 S. Olive Street, Los Angeles, California, and hereby further revokes all previous proxies and appoints John F. Madden, Jr. and Jon D. Van Deuren as proxies of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournment(s) thereof with the same effect as if the undersigned were present, for the following purposes:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COMMON STOCK

Please mark your vote as indicated in this example.	☒
1. ELECTION OF CLASS II COMMON STOCK DIRECTORS: The election of the following persons as directors of the Company, as provided in the Company's Proxy Statement:	FOR the nominees listed (except as marked to the contrary) ☐	2. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Jenne K. Britell Stephen E. Wall
Instruction: To vote against any one nominee, write that nominee's name in the space provided below:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF THE PROPOSAL AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT TO THE COMPANY
PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature(s)	, Signature, if held jointly	Date	, 2002
(Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PROXY
(Series B Convertible Preferred Stock)

AAMES FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
November 21, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned holder(s) of Series B Convertible Preferred Stock of Aames Financial Corporation, a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 21, 2002, at Omni Hotel, 251 S. Olive Street, Los Angeles, California, and hereby further revokes all previous proxies and appoints John F. Madden, Jr. and Jon D. Van Deuren as proxies of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournment(s) thereof with the same effect as if the undersigned were present, for the following purposes:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SERIES B CONVERTIBLE PREFERRED STOCK

Please mark your vote as indicated in this example.	☒
1. ELECTION OF SERIES B DIRECTORS: The election of the following persons as Series B Directors of the Company, as provided in the Company's Proxy Statement:	FOR the nominees listed (except as marked to the contrary) ☐	3. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Daniel C. Lieber Mani A. Sadeghi Robert A. Spass Joseph R. Tomei
Instruction: To vote against any one nominee, write that nominee's name in the space provided below:

2. ELECTION OF CLASS II COMMON STOCK DIRECTORS: The election of the following persons as directors of the Company, as provided in the Company's Proxy Statement:	FOR the nominees listed (except as marked to the contrary) ☐
Jenne K. Britell Stephen E. Wall
Instruction: To vote against any one nominee, write that nominee's name in the space provided below:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF THE PROPOSALS AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT TO THE COMPANY
PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature(s)	, Signature, if held jointly	Date	, 2002
(Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PROXY
(Series C Convertible Preferred Stock)

AAMES FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
November 21, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned holder(s) of Series C Convertible Preferred Stock of Aames Financial Corporation, a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 21, 2002, at Omni Hotel, 251 S. Olive Street, Los Angeles, California, and hereby further revokes all previous proxies and appoints John F. Madden, Jr. and Jon D. Van Deuren as proxies of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournment(s) thereof with the same effect as if the undersigned were present, for the following purposes:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SERIES C CONVERTIBLE PREFERRED STOCK

Please mark your vote as indicated in this example.	☒
1. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT TO THE COMPANY
PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature(s)	, Signature, if held jointly	Date	, 2002
(Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PROXY
(Series D Convertible Preferred Stock)

AAMES FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
November 21, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned holder(s) of Series D Convertible Preferred Stock of Aames Financial Corporation, a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 21, 2002, at Omni Hotel, 251 S. Olive Street, Los Angeles, California, and hereby further revokes all previous proxies and appoints John F. Madden, Jr. and Jon D. Van Deuren as proxies of the undersigned, with full power of substitution for and in the name of the undersigned, at the Annual Meeting and any adjournment(s) thereof with the same effect as if the undersigned were present, for the following purposes:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SERIES D CONVERTIBLE PREFERRED STOCK

Please mark your vote as indicated in this example.	☒
1. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending June 30, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
YOUR VOTE IS IMPORTANT TO THE COMPANY
PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature(s)	, Signature, if held jointly	Date	, 2002
(Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

QuickLinks

Introduction
VOTING SECURITIES
ELECTION OF DIRECTORS
DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES (1)
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG AAMES FINANCIAL CORPORATION THE NYSE COMPOSITE INDEX AND A PEER GROUP
PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PROPOSALS OF STOCKHOLDERS
OTHER MATTERS
ANNUAL REPORT TO STOCKHOLDERS
AAMES FINANCIAL CORPORATION AUDIT COMMITTEE CHARTER As amended September 17, 2002